UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2022

E.MERGE TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39416	85-1177400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Ramona St.
Palo Alto, California 94301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-third of one Redeemable Warrant	ETACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share, included as part of the Units	ETAC	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ETACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 17, 2022, E.Merge Technology Acquisition Corp. (the “Company”) (i) filed a supplement to its proxy statement dated May 31, 2022 (the “Proxy Statement”) for its special meeting of stockholders to be held on June 28, 2022 (the “Special Meeting”) for stockholders to consider and vote on a proposal to extend the time the Company has to consummate an initial business combination from August 4, 2022 to November 4, 2022, and (ii) issued a press release (the “Press Release”) advising its stockholders that based upon the current amount in the Company’s trust account (the “Trust Account”), the Company anticipates that the per-share price at which public shares will be redeemed for cash held in the Trust Account will be approximately $10.01 at the time of the Special Meeting, not approximately $10.03 as stated in the Proxy Statement.

A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 17, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.MERGE TECHNOLOGY ACQUISITION CORP.

Date: June 17, 2022	By:	/s/ Jeff Clarke
	Name:	Jeff Clarke
	Title:	Co-Chief Executive Officer and Chief Financial Officer